UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2016

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2016, Bottomline Technologies (de), Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2009 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan from 9,450,000 to 10,250,000, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

A description of the material terms and conditions of the Plan, as amended, is set forth under the heading “PROPOSAL III—APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN” in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on October 11, 2016, which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the Plan, as amended, incorporated herein by reference is qualified in its entirety by reference to the complete text of the Plan, as amended, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, each of the four proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.

On the specific proposals:

1. Stockholders voted to re-elect Jennifer M. Gray and Benjamin E. Robinson III as Class III Directors, each to serve until the 2019 Annual Meeting of Stockholders.

2. Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

3. Stockholders voted to approve an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the Plan from 9,450,000 to 10,250,000 shares.

4. Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2017.

The respective voting results for each of the proposals approved by stockholders were as follows:

Proposal 1

Stockholders voted to re-elect the Company’s two nominees as Class III Directors for a term of three years.

	For	Withheld	Broker non-votes
Re-elected Jennifer M. Gray	32,752,405	1,264,551	2,644,521
Re-elected Benjamin E. Robinson III	33,389,763	627,193	2,644,521

Proposal 2

Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

For	Against	Abstain	Broker non-votes
32,146,659	1,816,325	53,972	2,644,521

Proposal 3

Stockholders voted to approve an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the Plan from 9,450,000 to 10,250,000 shares.

For	Against	Abstain	Broker non-votes
31,319,439	2,645,566	51,951	2,644,521

Proposal 4

Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2017.

For	Against	Abstain
35,978,906	643,153	39,418

Item 8.01.	Other Events

On November 17, 2016 the Board of Directors appointed Peter Gibson to serve on the Nominations and Corporate Governance committee, each of Benjamin E. Robinson III and Kenneth J. D’Amato to serve on the Audit committee, and Jeffrey C. Leathe to serve on the Leadership Development and Compensation committee.

As previously reported, each of James L. Loomis, Daniel M. McGurl, Joseph L. Barry, Jr. and James W. Zilinski retired as a member of the Board, effective as of the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 22, 2016	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of “PROPOSAL III—APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 11, 2016

99.2	2009 Stock Incentive Plan, as amended